Exhibit 99.1

GOPRO ENTERS INTO DEFINITIVE AGREEMENT TO MERGE WITH STARMAN OPTICAL, INC.

Merger to Recapitalize and Reposition GoPro; Company to Remain Publicly Listed on Nasdaq
Transaction Expected to Add U.S. Onshore Optical Transceiver Business, Positioning GoPro to Expand into AI Data Center, Government, Defense and Aerospace Markets
GoPro to Continue Supporting its Existing Consumer Products and its Subscription and Cloud Platform While Investing in Growth
NEW YORK, NY and SAN MATEO, Calif., Sept. 1, 2026 – GoPro, Inc. (NASDAQ: GPRO) and
Starman Optical, Inc. (“Starman”), a privately held optical-photonics company, today announced that they have entered into a deﬁnitive merger agreement. In connection with the proposed transaction, GoPro shareholders will receive an aggregate cash payment of
$285 million, or $1.14 per share, subject to potential adjustment based on GoPro’s net working capital at closing and will maintain ownership of approximately 10% of the outstanding shares of the Company. GoPro’s outstanding debt of approximately $92 million will be repaid in full at closing, resulting in a clean, substantially debt-free balance sheet.
Over the past 24 years, GoPro has developed industry-leading imaging solutions featuring innovative, advanced optics, market-deﬁning technology and an associated IP portfolio of more than 2500 U.S. patents. The merger intends to maximize the value of GoPro’s IP and growth potential in consumer, commercial and defense markets by recapitalizing the company, strengthening its balance sheet, investing in growth and onshoring the manufacturing of products for strategic markets.
GoPro will remain a publicly listed company and will continue to fully support its existing consumer products and its subscription and cloud platform while investing in growth and a broader, diversiﬁed product roadmap. Starman's U.S.-made optical transceivers are expected to be added to GoPro's portfolio, extending the Company’s reach into the large and rapidly growing market for AI infrastructure in optical transceivers.
Following the transaction closing, the combined company also intends to leverage its IP, optics and imaging capabilities across defense, government, robotics and aerospace markets, building on demand for U.S.-made solutions.
“Advanced optics and imaging are essential to AI, national security, and the broader economy, yet much of the critical hardware supporting these technologies continues to be manufactured overseas,” said Charles Tebele, Chief Executive Officer of Starman Holding. “The combination of GoPro’s world-class optical expertise and intellectual property with Starman’s advanced transceiver capabilities and U.S. manufacturing platform creates a unique opportunity. Together, we intend to bring production of these critical components back to the United States.”
“We expect this merger to enable GoPro to grow across consumer, commercial and defense markets as a leading American imaging and optical solutions company, addressing important areas of national security related to cameras, optics and AI infrastructure. We’re excited to combine with the Starman team to capitalize on this opportunity and play an important role in America’s future,” said Nicholas Woodman, Founder and CEO of GoPro.
The transaction has been approved by GoPro’s Board of Directors and by the Board of Starman. It is expected to close by year-end 2026, subject to regulatory approvals and other customary closing conditions, including approval by GoPro’s stockholders.
GoPro plans to provide additional information regarding the transaction upon closing.
Houlihan Lokey, Inc. is acting as ﬁnancial advisor and has provided a fairness opinion to GoPro, and Fenwick & West LLP is serving as legal counsel to GoPro.

About GoPro, Inc. (NASDAQ: GPRO)
GoPro helps the world capture and share itself in immersive and exciting ways.
Connect with GoPro on Instagram, YouTube, TikTok, Facebook, X, LinkedIn, and GoPro's blog, The Current. Members of the press can access official logos and imagery on our press portal. For more information, visit GoPro.com.
GoPro, HERO, MAX, MISSION and their respective logos are trademarks or registered trademarks of GoPro, Inc. in the United States and other countries.
About Starman Optical
Starman Optical, Inc. ("Starman"), a Starman Holding company, is a privately held U.S. optical-photonics company focused on the development and domestic manufacturing of optical transceivers and related photonics technologies through its Starman New Photonics business. Starman Holding is a diversiﬁed holding company with interests across technology, consumer brands, and optical photonics.

Additional Information and Where to Find It
This press release may be deemed to be solicitation material in respect of the proposed transaction involving GoPro, Inc. (“GoPro”) and Starman. In connection with the proposed transaction, GoPro intends to ﬁle with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This press release is not a substitute for the proxy statement or any other document that GoPro may ﬁle with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF GOPRO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOPRO AND THE PROPOSED
TRANSACTION. The materials to be ﬁled by GoPro will be made available to GoPro’s investors and stockholders at no expense to them and copies may be obtained free of charge on GoPro’s website at https://investor.gopro.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.
GoPro and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of GoPro stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of GoPro’s executive officers and directors in the solicitation by reading GoPro’s proxy statement for its 2026 annual meeting of stockholders, the Annual Report on Form 10-K for the ﬁscal year ended December 31, 2025 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be ﬁled with the SEC in connection with the proposed transaction when they become available.
Information concerning the interests of GoPro’s participants in the solicitation, which may, in some cases, be different than those of GoPro’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements
This press release may contain forward-looking statements including, among other things, statements regarding the potential beneﬁts of the proposed transaction; the prospective performance and outlook of GoPro’s business, performance and opportunities; the technologies to be added to GoPro’s portfolio; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,”

“will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of GoPro; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for GoPro will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisﬁed or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require GoPro to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on GoPro’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from GoPro’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in signiﬁcant costs of defense, indemniﬁcation and liability; (ix) changes in general economic, competitive, technological and/or industry-speciﬁc conditions affecting the businesses and industries in which GoPro and Starman operate; (x) actions by third parties, including government agencies,
(xi) uncertainty regarding the expected ﬁnancial performance of the combined company following completion of the proposed transaction; (xii) failure to realize the anticipated beneﬁts of the proposed transaction within the expected time frame or at all, including as a result of a delay in completing the proposed transaction or integrating the businesses; (xiii) the ability of the combined company to implement its business strategy; and (xiv) other risk factors detailed from time to time in GoPro’s reports ﬁled with the SEC, including GoPro’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents ﬁled with the SEC, including documents that will be ﬁled with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. GoPro does not undertake, and expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

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